Page 14 of 14 Pages
                                    EXHIBIT 1

JOINT FILING AGREEMENT AMONG IRIDIAN ASSET MANAGEMENT LLC, LC CAPITAL MANAGEMENT, LLC, CL INVESTORS, INC., COLE PARTNERS LLC, IRIDIAN PARTNERS FUND, L.P., IRIDIAN INVESTORS, L.P., IRIDIAN PRIVATE BUSINESS VALUE EQUITY FUND, L.P., DAVID L. COHEN AND HAROLD J. LEVY

     AGREEMENT between Iridian Asset Management LLC ("Iridian"), LC Capital Management, LLC ("LC Capital"), CL Investors, Inc. ("CL Investors"), COLE Partners LLC ("COLE"), Iridian Partners Fund, L.P. ("Iridian Partners"), Iridian Investors, L.P. ("Iridian Investors"), Iridian Private Business Value Equity Fund, L.P. ("Iridian Private Business"), David L. Cohen ("Cohen") and Harold J. Levy ("Levy").

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934 (the "Act"), only one statement containing the information required by
Schedule 13G and any amendments thereto need be filed whenever two or more persons are required to file such a statement or any amendments thereto with respect to the same securities, provided that said persons agree in writing that such statement or any amendment thereto is filed on behalf of them.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

     Iridian, LC Capital, CL Investors, COLE, Iridian Partners, Iridian Investors, Iridian Private Business, Cohen and Levy, do hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a Schedule 13G and any amendments thereto, relating to their ownership of the common stock of L-3 Communications Holdings, Inc. and do hereby further agree that said Schedule 13G shall be filed on behalf of each of them.

Date: February 7, 2001
                              IRIDIAN ASSET MANAGEMENT LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              LC CAPITAL MANAGEMENT, LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              CL INVESTORS, INC.

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, President

                              COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              IRIDIAN PARTNERS FUND, L.P.
                         By:  COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              IRIDIAN INVESTORS, L.P.
                         By:  COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              IRIDIAN PRIVATE BUSINESS VALUE EQUITY FUND, L.P.
                         By:  COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              /s/ David L. Cohen
                              ----------------------------------
                              David L. Cohen, individually

                              /s/ Harold J. Levy
                              ----------------------------------
                              Harold J. Levy, individually